Exhibit 99.1

Southern First Bancshares, Inc.
Annual Shareholders Meeting
May 20th, 2014

Forward Looking Statements:

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a down turn in the economy, greater than expected non-interest expenses, increased competition, fluctuations in interestrates, regulatory actions, excessive loan losses and other factors) that may cause Southern First“s actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern Firsts operating results in documents filed by Southern First an c shares, Inc. with the Securities and Exchange Commission, including the annual report on Form10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Southern First Bank

Corporate Profile


85
385
26
Greenville
Columbia
Charleston

South Carolina

Headquartered in Greenville SC
- 143 total employees

$937 million in total assets (*)
- 6th largest bank headquartered in SC

Greenville SC market – 4 offices
- largest banking market in SC
- #5 market share out of 34 banks (**)

Columbia SC market – 3 offices
- 2nd largest banking market in SC
- surpassed $140 million in deposits (*)
- Approaching $150 million in loans

Charleston SC market
- 3rd largest banking market in SC
- opened in Q4 2102
- 2nd office in Mt. Pleasant – Q3 2014

(*) Q1 2014
(**) FDIC data

3

2013 Highlights:

The value of your SFST stock improved 57%

Net income increased 58% to $4.4 million

Total deposits increased $104 million –18% increase

Total loans increased $91 million –141% increase

Significant improvement in credit costs

Strategic talent acquisition

SFST Valuation

Increased $21 million in 2013 (up 57%)

SFST –57%

Bank Index –35%

S&P 500 –30%

2013 Highlight — Net Income Growth

Earnings Momentum –58% increase in 2013

Quarterly Earnings — ($ 000s)

$200 $400 $600 $800 $1,000 $1,200 $1,400

Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14

$399 $589 $842 $929 $784 $1,109 $1,228 $1,248 $1,057

2012 2014 2013

2013 Highlight — Deposit / Loan growth

Deposits up 18% / Loans up 14%

$600 $650 $700 $750 $800

Q4 2012 Q4 2013 $646 $737

Loans -$ mil $500 $550 $600 $650 $700

Q4 2012 Q4 2013 $576 $680 Deposits -$ mil

2013 Highlight — improved credit costs

Reduce credit costs

Credit Costs ($ mil)

$2.0 $3.0 $4.0 $5.0 $6.0 $7.0

2009 2010 2011 2012 2103

$4.7 $6.3 $6.2 $5.5 $3.7

Nonperforming assets improved to 1.07% at year end 2013 compared to 1.24% at year end 2012

Annualized charge-offs only .34% in 2013 compared to .71% in 2012

* Credit costs — provision expense plus other real estate expenses

2013 Highlight — Talent Acquisition

Technology / Mortgage / Client Relationships

Executive Leadership

Scott Bailey

Jason Starnes

Mortgage Executives

Terryn Patterson — Charleston

Lisa Gilstrap — Greenville

Julia Howell — Columbia

2013 Highlight — Talent Acquisition

Technology / Mortgage / Client Relationships

Michael Edens — Columbia

Kevin Lee — Charleston

2013 Comparable Performance

Banks in South Carolina FDIC Dec 2013

68% 47% Return on Assets

25% 75% SFST SC Banks

34% 51% Net Charge-offs

20% 40% 60% SFST SC Banks

64% 80% Efficiency Ratio

55% 75% SFST SC Banks

$6.4 $3.9 Assets / Employee ($ mil)

$2 $7 SFST SC Banks

2014 — Performance Focus:

Momentum continues with strong Q1 2014

Q1 Earnings up 35% to $1.1 million

Q1 Deposits grew $42 million — 18% growth

Q1 Loans grew $42 million — 17% growth

Raised $6.2 million in capital

Compared to Q1 2013

sfb logo white-gold-on black.jpg

Southern First — Strategic Vision:

One Chance / One Step

Unique Humble Visionary Winners

Focus on the Client Experience

Earn the privilege every day

Expect excellence / create value

Skate to where the puck will be

Southern First — Strategic Vision:

Executive Focus

Growth: Revenue momentum Core deposits

Innovation: Client experience Acquisition / Service

Monthly Revenue $000s

$2,200 $2,400 $2,600 $2,800 $3,000

Mar June Sep Dec Mar

2014

Southern First — Strategic Vision:

Executive Focus

Capital: Growth / Mix Patience

Shareholder Value: EPS growth Franchise value

0% 2% 4% 6% 8% 10% 12% 14%

Common Equity Tier 1 Leverage Total Risk Based

7.70% 9.23% 12.11%

Capital Ratios – Q1 2014

Southern First Bancshares

Creating Shareholder Value

Earnings Momentum Unique Model Outstanding Markets

Growth Company Risk Management Leadership Depth

Southern First Bancshares, Inc.

Annual Shareholders Meeting

Thank you for your continued support